SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 24, 1998


                       FIRST MIDWEST FINANCIAL, INC.
         (Exact name of registrant as specified in its charter)


  Delaware                       0-22140               42-1406262
(State or other jurisdiction (Commission File No.)    (IRS Employer
     of incorporation)                                 Identification No.)

Fifth at Erie, Storm Lake, Iowa                                   50588
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (712) 732-4117


                               N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

     On August 24, 1998, the Registrant issued the attached press release announcing the declaration of its regular quarterly cash dividend to shareholders, the completion of its current stock repurchase program and the authorization of an additional stock repurchase program.

Item 7.    Financial Statements and Exhibits

     (a)  Exhibits

          99   Additional Exhibits

               Press release, dated August 24, 1998.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FIRST MIDWEST FINANCIAL, INC.




Date: August 24, 1998              By:  /s/ Donald J. Winchell
                                   Donald J. Winchell, Vice President,
                                   Treasurer, Chief Financial Officer and
                                   Principal Accounting Officer